UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	June 4, 2026

PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1

(Exact name of Issuing Entity with respect to the Notes as specified in its charter)

Central Index Key Number: 0002126256

Commission File Number: 333-290988-02

PORSCHE LEASING LTD.

(Exact name of Issuing Entity with respect to Transaction SUBI Certificate as specified in its charter)

Central Index Key Number: 0002083410

Commission File Number: 333-290988-01

PORSCHE AUTO FUNDING LLC

(Exact name of Registrant/Depositor as specified in its charter)

Central Index Key Number: 0001541507

Commission File Number: 333-290988

PORSCHE FINANCIAL SERVICES, INC.

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0002003320

Delaware	41-6611725
(State or Other Jurisdiction of Incorporation)	(Registrants’ I.R.S. Employer Identification Nos.)

One Porsche Drive Atlanta, Georgia	30354
(Address of Principal Executive Offices)	(Zip Code)

(770) 290-2004

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2026, Porsche Auto Funding LLC (“PAF”), Porsche Financial Services, Inc. (“PFS”) and BofA Securities, Inc., on its own behalf and as representative of the several underwriters thereunder (collectively, the “Underwriters”), entered into an Underwriting Agreement, for the sale of the following notes to be issued by Porsche Innovative Lease Owner Trust 2026-1 (the “Issuing Entity”): Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $911,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File Nos. 333-290988 and 333-290988-01). It is anticipated that the Notes will be issued on June 12, 2026 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Porsche Leasing Ltd. (the “Origination Trust”) will create a separate unit of beneficial interest (the “Transaction SUBI”) pursuant to the Transaction SUBI Supplement 2026-1 (the “Transaction SUBI Supplement”), to be dated as of the Closing Date, between Porsche Funding Limited Partnership (“PFLP”), as settlor and UTI Holder (in such capacity, the “UTI Holder”), and Wilmington Trust Company, as Origination Trustee (the “Origination Trustee”), to the Amended and Restated Trust Agreement of the Origination Trust, dated as of November 14, 1997, between PFLP, as settlor and UTI Holder, and the Origination Trustee. Pursuant to the Transaction SUBI Supplement, the Origination Trustee, on behalf of the Origination Trust and at the direction of the UTI Holder, will identify and allocate to the Transaction SUBI certain retail vehicle leases (the “Leases”), the related Porsche vehicles leased under the Leases (the “Leased Vehicles”) and related property (collectively, the “Included Units”).

Item 8.01. Other Events.

On the Closing Date, the parties will enter into the following documents, , each of which will be dated as of the Closing Date:

1.            Transaction SUBI Supplement 2026-1 to Amended and Restated Trust Agreement, by and among PFLP, as settlor and UTI holder, and the Origination Trustee, pursuant to which the Origination Trust will issue the Transaction SUBI Certificate evidencing a special unit of beneficial interest in the Included Units.

2.            SUBI Sale Agreement, by and between PFLP, as seller, and PAF, as buyer, pursuant to which PFLP will transfer to PAF the Transaction SUBI Certificate.

3.            Amended and Restated Trust Agreement, by and between PAF and Wilmington Trust, National Association (the “Owner Trustee”), which will amend and restate the trust agreement, dated as of November 10, 2025, pursuant to which the Issuing Entity was created.

4.            SUBI Transfer Agreement, by and between PAF, as seller, and the Issuing Entity, as buyer, pursuant to which PAF will transfer to the Issuing Entity the Transaction SUBI Certificate.

5.            Transaction SUBI Supplement 2026-1 to Amended and Restated Servicing Agreement, by and among PFS, as servicer, the Origination Trust and the Origination Trustee, pursuant to which PFS will agree to service the Included Units.

6.            Indenture, by and between the Issuing Entity and U.S. Bank Trust Company, National Association (the “Indenture Trustee”), pursuant to which the Notes will be issued.

7.            Administration Agreement, by and among the Issuing Entity, PFS, as administrator, and the Indenture Trustee, relating to the provision by PFS of certain administration services relating to the Issuing Entity relating to the Notes.

8.            Securities Account Control Agreement, by and among the Issuing Entity, PFS, as servicer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, relating to the maintenance of certain accounts.

9.            Asset Representations Review Agreement, by and among the Issuing Entity, PFS, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Included Units.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Transaction SUBI Supplement 2026-1 to Amended and Restated Trust Agreement, as Exhibit 10.2 is the form of Transaction SUBI Supplement 2026-1 to Amended and Restated Servicing Agreement, as Exhibit 10.3 is the form of SUBI Sale Agreement, as Exhibit 10.4 is the form of SUBI Transfer Agreement, as Exhibit 10.5 is the form of Amended and Restated Trust Agreement, as Exhibit 10.6 is the form of Administration Agreement, as Exhibit 10.7 is the form of Securities Account Control Agreement and as Exhibit 10.8 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated as of June 4, 2026, among PAF, PFS, and BofA Securities, Inc., as representative of the several Underwriters.
4.1	Indenture, to be dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee.
10.1	Transaction SUBI Supplement 2026-1 to Amended and Restated Trust Agreement, to be dated as of the Closing Date, between PFLP and the Origination Trustee.
10.2	Transaction SUBI Supplement 2026-1 to Amended and Restated Servicing Agreement, to be dated as of the Closing Date, among the Origination Trust, the Origination Trustee and PFS.
10.3	SUBI Sale Agreement, to be dated as of the Closing Date, between PFLP and PAF.
10.4	SUBI Transfer Agreement, to be dated as of the Closing Date, between PAF and the Issuing Entity.
10.5	Amended and Restated Trust Agreement, to be dated as of the Closing Date, between PAF and the Owner Trustee.
10.6	Administration Agreement, to be dated as of the Closing Date, among the Issuing Entity, PFS, as administrator and the Indenture Trustee.
10.7	Securities Account Control Agreement, to be dated as of the Closing Date, among the Issuing Entity, PFS, as servicer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.
10.8	Asset Representations Review Agreement, to be dated as of the Closing Date, among the Issuing Entity, PFS, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.
36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2026	PORSCHE AUTO FUNDING LLC

	By:	/s/ Tobias Hausladen
	Name:	Tobias Hausladen
	Title:	Treasurer (senior officer in charge of securitization)

	By:	/s/ Eli Yaremenko
	Name:	Eli Yaremenko
	Title:	Assistant Treasurer

8-K re: final underwriting agreement
and transaction documents